EXHIBIT 10.1

                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger ("AGREEMENT") is made and entered into as of May 15, 2014 (the "EFFECTIVE DATE"), by and among Golden Dragon Holding Co., a Delaware corporation, with its principal office at 7609 Ralston Road, Arvada, CO 80002 ("GDHC"), CannaPharmaRX, Inc., a Colorado corporation ("CPHR"), and CPHR Acquisition Corp., a newly-formed wholly-owned subsidiary of GDHC, domiciled in Delaware ("ACQUISITION SUB"). Each of GDHC, CPHR and Acquisition Sub is referred to herein individually as a "PARTY," or collectively as the "PARTIES."

                                    RECITALS

         A. GDHC and CPHR intend to effect a merger, pursuant to which Acquisition Sub will merge with and into CPHR and CPHR will survive, as a result of which the entire issued share capital of CPHR (the "CPHR SHARES") will be deemed for all purposes to represent shares of common stock, par value $0.001 per share, of GDHC upon the terms and subject to the conditions set forth in this Agreement.

         B. The Parties intend that the Merger contemplated by this Agreement will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "TAX CODE").

         C. The Parties intend that the effective date hereof shall be May 15, 2014 regardless of the execution date or the closing after conditions are met.

         NOW,   THEREFORE,   in   consideration   of  the   foregoing   and  the
representations, warranties and mutual covenants herein made, the parties hereby agree to the foregoing and as follows:

SECTION 1. DEFINITIONS. Capitalized terms not otherwise defined herein have the meanings set forth in the attached SCHEDULE 1.

SECTION 2. THE MERGER.

         (a) EFFECTING THE MERGER. Upon the terms and subject to the conditions contained in this Agreement, at the Effective Time (as hereinafter defined), (i) Acquisition Sub shall be merged with and into CPHR (the "Merger"); (ii) the separate corporate existence of Acquisition Sub shall thereupon cease and CPHR will continue as the surviving corporation in the Merger and wholly-owned subsidiary of GDHC (sometimes referred to herein as the "Surviving Subsidiary"),
(iii) all the properties, rights and privileges, and power of CPHR, shall vest in the Surviving Subsidiary, and all debts, liabilities and duties of CPHR shall become the debts, liabilities and duties of the Surviving Subsidiary, and (iv) each share of common stock of Acquisition Sub issued and outstanding immediately prior to the Effective Time will be converted into and exchange for one validly issued, fully paid and non-assessable share of the Surviving Subsidiary's common stock.

         (b) EFFECT ON CAPITAL STOCK.

               (i) CONVERSION OF CPHR SHARES. At the Effective Time, each CPHR Share issued and outstanding on the Closing Date (as defined in Section 3, below) shall, by virtue of the Merger and without any action on the part of CPHR, GDHC, Acquisition Sub, or the holders of the CPHR Shares as of the Closing

Date (the "ORIGINAL HOLDERS"), be converted into and will become one share of validly issued, fully paid and non-assessable common stock of GDHC (the "SHARE RATIO") such that the Original Holders will be issued a total of 12,000,000 shares of GDHC (the "GDHC COMMON STOCK") following the conversion. All shares of GDHC Common Stock issued upon the surrender for exchange of CPHR Shares in accordance with the terms hereof shall (i) contain a restricted securities legend in compliance with the Securities Act and (ii) be deemed to have been issued in full satisfaction of all rights pertaining to such CPHR Shares. There shall be no further registration of transfers on the stock transfer books of CPHR of the CPHR Shares that were outstanding immediately prior to the Effective Time.

               (ii) FRACTIONAL SHARES. No fractional shares will be issued in connection with the conversion of CPHR Shares into GDHC Common Stock, and any right to receive a fractional share will be rounded-up to the nearest whole share.

               (iii) CANCELLATION OF CPHR SHARES. At the Effective Time, the CPHR Shares will be deemed canceled and retired and will cease to exist, and each holder of a certificate for CPHR Shares will cease to have any rights with respect thereto; PROVIDED, HOWEVER, that, following the Closing Date, upon surrender of an original stock certificate representing CPHR Shares, GDHC will deliver a stock certificate for shares of GDHC Common Stock to which such person is entitled pursuant to the Share Ratio, bearing any necessary or appropriate restrictive legend. The effect of the Merger shall be as provided in the applicable provisions of Delaware Law.

               (iv) LOST, STOLEN OR DESTROYED CERTIFICATES. If any certificate evidencing CPHR Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed and, if required by GDHC, the posting of an indemnity bond, in such reasonable amount as GDHC or the transfer agent may direct, as collateral security against any claim that may be made with respect to the certificate, GDHC will issue in exchange for the lost, stolen or destroyed certificate the applicable number of shares of GDHC Common Stock.

               (v) At the Effective Time, each share of common stock of Acquisition Sub ("ACQUISITION SUB STOCK") issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid, nonassessable share of common stock of the Surviving Subsidiary. Each stock certificate evidencing ownership of any shares of Acquisition Sub Stock shall, at the Effective Time, evidence ownership of such shares of capital stock of the Surviving Subsidiary.

         (c) REORGANIZATION. The Parties intend to adopt this Agreement and the Merger as a plan of reorganization under Section 368(a) of the Tax Code. The shares of GDHC Common Stock issued in the Merger will be issued solely in exchange for CPHR Shares, and no other transaction other than the Merger represents, provides for or is intended to be an adjustment to the consideration paid for the CPHR Shares. No consideration that could constitute "other property" within the meaning of Section 356(b) of the Tax Code is being transferred by GDHC for CPHR Shares in the Merger. The parties shall not take a position on any tax return inconsistent with this Section 2(c).

         (d) FURTHER ACTIONS. If at any time after the Effective Time, GDHC or CPHR reasonably determines that any deeds, assignments, or instruments, or conformations of transfer are necessary or desirable to carry out the purposes of this Agreement, the officers and directors of GDHC and CPHR are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary or desirable actions.

         (e) Options: There are Options, subject to vesting, to purchase 4,700,000 shares of CPHR common stock, to executives of CPHR, at $1.00 per share for 3 years, and GDHC shall issue exchange Options upon like terms to replace the CPHR Options.

         (f) LOCK-UP SHARES. The shares of GDHC Common Stock issued to the CPHR Inside Shareholders (as defined below) shall be locked up for twelve (12) months after the Closing Date pursuant to the terms of the lock-up agreement which shall be substantially in the form of EXHIBIT A attached hereto ("LOCK-UP AGREEMENT"). "CPHR Inside Shareholders" shall be defined as CPHR's officers, directors, employees, five percent (5%) shareholders and any affiliates of each of those parties.

         (g) PIGGY-BACK REGISTRATION RIGHTS.

               (i) In the event GDHC proposes to file a registration statement with the SEC pursuant to the Securities Act covering the public offering of any of its stock (other than a registration relating solely to the issuance of securities by GDHC pursuant to a stock option, stock purchase or similar benefit plan or an SEC Rule 145 transaction), GDHC shall promptly give each Original Holder written notice of such registration. GDHC shall use all reasonable efforts to cause to be registered all of the shares of GDHC Common Stock that each such Original Holder has requested to be included in such registration. Notwithstanding any other provision of this Agreement and regardless of the registration of any shares of GDHC Common Stock, the shares of GDHC Common Stock will continue to be subject the lock up provisions specified in Section 2(f).

               (ii) GDHC shall have the right to terminate or withdraw any registration initiated by it under this Section 2(f) before the effective date of such registration, whether or not any Original Holder has elected to include shares of GDHC Common Stock in such registration.

               (iii)  All  expenses  (other  than  underwriting   discounts  and
commissions and stock transfer taxes and fees) incurred in connection with a registration pursuant to Sections 2(f) including, without limitation, registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for GDHC shall be borne by GDHC.

               (iv) If a  registration  of which  GDHC gives  notice  under this
Section 2(f) is for an underwritten offering, then GDHC shall so advise the Original Holders. In such event, the right of any Original Holder to include such Original Holder's shares of GDHC Common Stock in such registration shall be conditioned upon such Original Holder's participation in such underwriting and the inclusion of such Original Holder's shares of GDHC Common Stock in the underwriting to the extent provided herein. All Original Holders proposing to distribute their shares of GDHC Common Stock through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriters advise GDHC that marketing factors require a limitation of the number of shares of GDHC Common Stock to be underwritten or exclusion of the shares of GDHC Common Stock, then the managing underwriters may exclude the shares of GDHC Common Stock from the registration and the underwriting. If any Original Holder disapproves of the terms of any such underwriting, such Original Holder may elect to withdraw therefrom by written notice to GDHC and the managing underwriters. Any shares of GDHC Common Stock excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

         (h) The covenants contained in (i) above shall survive the closing and shall be enforceable whether or not contained in a separate agreement.

SECTION 3. CLOSING.

         (a) CLOSING DATE. On the terms and subject to the conditions of this Agreement, the closing of the Merger (the "CLOSING") shall be effective as soon as all of the conditions hereof are met and any document deliveries take place at the offices of GDHC, on June 15, 2014, at 10:00 a.m. MST, or such other time, date or place as GDHC and CPHR may otherwise agree (the "Closing Date").

         (b) DOCUMENTS TO BE DELIVERED BY GDHC. On or before the Closing, GDHC will deliver or cause to be delivered to CPHR:

               (i) all consents or approvals required to be obtained by GDHC for the purposes of completing the Merger;

               (ii) a certified copy of a resolution of the directors of GDHC dated as of the Closing Date appointing two specified new Directorsto the board of directors of GDHC;

               (iii) certified copies of such resolutions of the directors of GDHC as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

SECTION 4. DIRECTORS AND OFFICERS OF GDHC. Effective as of the Closing, (a) the current directors of GDHC shall appoint as designees of CPHR, and if necessary, shall increase the size of the board of directors of GDHC and appoint CPHR's designees, Gary Cohen and James Smeeding as directors of GDHC and (b) the current officers of GDHC shall remain in their current officer positions with GDHC, except Gerry Crocker shall be the Chief Executive Officer and Gary Herick shall be Chairman of the Board of GDHC after the Closing Date.

SECTION 5. CPHR'S REPRESENTATIONS AND WARRANTIES. CPHR represents and warrants to GDHC that the statements contained in this Section are true and correct as of the Effective Date and will be true and correct as of the Closing Date, as set forth herein and in the disclosure schedule delivered by CPHR to GDHC (the "CPHR SCHEDULE"), arranged in sections corresponding to the paragraphs in this Section; the disclosure in any section or paragraph will qualify other paragraphs in this Section to the extent that it is reasonably apparent from a reading of the disclosure that it also qualifies or applies to such other paragraphs.

         (a) ORGANIZATION. CPHR is a corporation validly existing and in good standing under the laws of the State of Colorado and has all requisite power and authority and possesses all necessary governmental approvals necessary to own, lease and operate its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby and thereby. CPHR is duly qualified to do business and is in good standing in all jurisdictions in which its ownership of property or the character of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have an Adverse Effect. Certified copies of the Certificate of

Incorporation of CPHR, as amended to date, each as currently in effect, have been made available to GDHC, are complete and correct, and no amendments have been made thereto or have been authorized since the date thereof. CPHR is not in violation of any of the provisions of its Certificate of Incorporation or Bylaws.

         (b) CAPITALIZATION.

               (i) CPHR's authorized capital ownership interests consists solely of 100,000,000 CPHR common Shares, as of date hereof.

               (ii) There are 12,000,000 CPHR Shares outstanding and no other authorized or issued CPHR Shares or other measure of capital ownership of CPHR. There are no agreements, arrangements or understandings to which CPHR is a party (written or oral) to issue any other CPHR Shares or other measures of capital ownership of CPHR. All of the outstanding CPHR Shares were duly and validly issued and fully paid, are non-assessable and free of preemptive rights, and were issued in compliance with all applicable state and federal securities laws.

               (iii) Except as provided in the CPHR Schedule, there are no outstanding (A) options, warrants, or other rights to purchase from CPHR any CPHR Shares or other measures of capital ownership of CPHR; (B) debt securities or instruments convertible into or exchangeable for CPHR Shares or other measures of capital ownership of CPHR; or (C) commitments of any kind for the issuance of additional CPHR Shares or options, warrants or other securities of CPHR.

               (iv) There are no options or other rights to acquire such Shares or other measures of capital ownership and there are no preemptive rights or agreements, arrangements or understandings to issue preemptive rights with respect to the issuance or sale of any CPHR Shares or other measures of capital ownership of CPHR created by statute, the Certificate of Incorporation or Bylaws, or any agreement or other arrangement to which CPHR is a party or to which it is bound and there are no agreements, arrangements or understandings to which CPHR is a party (written or oral) pursuant to which CPHR has the right to elect to satisfy any liability by issuing any CPHR Shares or other measures of capital ownership of CPHR.

               (v) Other than the Bylaws, CPHR is not a party or subject to any agreement or understanding, and, to CPHR's knowledge, there is no agreement, arrangement or understanding between or among any persons which affects, restricts or relates to voting, giving of written consents, distributions, allocation of profits and losses, or transferability of Shares or other measures of capital ownership of CPHR, including any voting trust agreement or proxy.

         (c) NO SUBSIDIARIES. CPHR does not own any capital stock or other equity interest in any corporation, partnership, joint venture, or other entity.

         (d) AUTHORIZATION. CPHR has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by CPHR and the consummation by CPHR of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate and/or stockholder action by CPHR and no other corporate proceedings on the part of CPHR and no other stockholder vote or consent is necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

This Agreement has been duly and validly executed and delivered by CPHR. This Agreement and all other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby to which CPHR is a party constitute the valid and legally binding obligations of CPHR, enforceable against CPHR in accordance with their respective terms, except as may be limited by principles of equity or applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors generally. The execution, delivery and performance by CPHR of this Agreement and the agreements provided for herein, and the consummation by CPHR of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, violate the provisions of the Certificate of Incorporation or Bylaws of CPHR, or (i) violate any judgment, decree, order or award of any court, governmental body or arbitrator; (ii) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of CPHR pursuant to, any indenture, mortgage, deed of trust or other instrument or agreement to which CPHR is a party or by which CPHR or any of its properties is or may be bound; or (iii) to CPHR's knowledge, violate the provisions of any law, rule or regulation applicable to CPHR, except where such violation would not reasonably be expected to have an Adverse Effect.

         (e) NO CONFLICT. The execution and delivery of this Agreement by CPHR does not require any consent or approval under, result in any breach of, result in any loss of any benefit under, or constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under; give to others any right of termination, vesting, amendment, acceleration or cancellation of; or result in the creation of any lien or encumbrance on any property or asset of CPHR pursuant to; any material agreement of CPHR or other instrument or obligation of CPHR.

         (f) LITIGATION. There is no action, suit, legal or administrative proceeding or investigation pending or, to CPHR's knowledge, threatened against or involving CPHR (either as a plaintiff or defendant) before any court or governmental agency, authority, body or arbitrator. There is not in existence on the date hereof any order, judgment or decree of any court, tribunal or agency to CPHR's knowledge enjoining or requiring CPHR to take any action of any kind with respect to its business, assets or properties.

         (g) INSURANCE. The CPHR Schedule contains a listing of all current CPHR insurance policies. To CPHR's knowledge, all current insurance policies are in full force and effect, are in amounts of a nature that are adequate and customary for CPHR's business, and to CPHR's knowledge are sufficient for compliance with all legal requirements and agreements to which it is a party or by which it is bound. All premiums due on current policies or renewals have been paid, and there is no material default under any of the policies.

         (h) PERSONAL PROPERTY. CPHR has good and marketable title to all of its tangible personal property free and clear of all liens, leases, encumbrances, claims under bailment and storage agreements, equities, conditional sales contracts, security interests, charges, and restrictions, except for liens, if any, for personal property taxes not due. Such property is used by CPHR in the ordinary course of its business and is sufficient for continued conduct of CPHR's business after the Closing Date in substantially the same manner as conducted prior to the Closing Date. Such property is in good operating condition and repair, normal wear and tear excepted, and normal maintenance has been performed.

         (i) INTANGIBLE PROPERTY. CPHR owns, or possesses, adequate licenses or other valid rights to use all existing United States and foreign patents, trade names, service marks, copyrights, trade secrets, and applications therefor listed in the CPHR Schedule, which are material to its business as currently conducted (the "CPHR INTELLECTUAL PROPERTY RIGHTS"), except where the failure to have such CPHR Intellectual Property Rights would not reasonably be expected to have an Adverse Effect. CPHR has the right and authority to use, and to continue to use such CPHR Intellectual Property Rights after the Closing Date, such property in connection with the conduct of its business in the manner presently conducted, and to its knowledge such use or continuing use does not and will not materially infringe upon or violate any rights of any other person, subject to the outcome of the CPHR Litigation.

         (j) REAL PROPERTY. Except as specified on the CPHR Schedule, CPHR is not a party to any material lease agreements and does not have any interests in any parcel of real property, improved or otherwise.

         (k) TAX MATTERS. Within the times and in the manner prescribed by law, CPHR has filed, or will have filed, all federal, state and local tax returns and all tax returns for other governing bodies having jurisdiction to levy taxes upon it that are required to be filed. CPHR has paid all taxes, interest, penalties, assessments and deficiencies that have become due, including without limitation income, franchise, real estate, and sales and withholding taxes. No examinations of the federal, state or local tax returns of CPHR are currently in progress or threatened and no deficiencies have been asserted or to CPHR's knowledge assessed against CPHR as a result of any audit by the Internal Revenue Service or any state or local taxing authority and no such deficiency has been proposed or threatened.

         (l) BOOKS AND RECORDS. The general ledger and books of account of CPHR, all minute books of CPHR, all federal, state and local income, franchise, property and other tax returns filed by CPHR, all of which have been made available to GDHC, are in all material respects complete and correct and have been maintained in accordance with good business practice and in accordance with all applicable procedures required by laws and regulations, except as would reasonably be expected to have an Adverse Effect.

         (m) CONTRACTS AND COMMITMENTS. The CPHR Schedule lists all material contracts and agreements to which CPHR is a party, whether written or oral, other than those between CPHR and GDHC. Each such contract is a valid and binding agreement of CPHR, enforceable against CPHR in accordance with its terms, is in full force and effect and represents the material terms of the agreement between the respective parties. CPHR has materially complied with all obligations required pursuant to such contracts to have been performed by CPHR on its part and neither CPHR nor, to CPHR's knowledge, any other party to such contract is in breach of or default in any material respect under any such contract.

         (n) COMPLIANCE WITH LAWS. CPHR has all requisite licenses, permits and certificates, including environmental, health and safety permits, from federal, state and local authorities necessary to conduct its business as currently conducted and own and operate its assets, except where the failure to have such permits would not reasonably be expected to have an Adverse Effect. To CPHR's knowledge, CPHR is not in violation of any federal, state or local law, regulation or ordinance (including, without limitation, laws, regulations or ordinances relating to building, zoning, environmental, disposal of hazardous waste, land use or similar matters) relating to its business or its properties.

         (o) EMPLOYEE BENEFIT PLANS. Except as specified on the CPHR Schedule, CPHR has no (A) employee benefit plans as defined in ERISA Section 3(3), (B) bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance or other similar employee benefit plans, or
(C) material unexpired severance agreements with any current or former employee of GDHC.

         (p) INDEBTEDNESS TO AND FROM AFFILIATES. CPHR is not indebted, directly or to CPHR's knowledge indirectly, to any officer, director or 10% stockholder of CPHR in any amount other than for salaries for services rendered or reimbursable business expenses, and no such person is indebted to CPHR except for advances made to employees of CPHR in the ordinary course of business to meet reimbursable business expenses.

         (q) REGULATORY APPROVALS. All consents, approvals, authorizations or other requirements prescribed by any law, rule or regulation that must be obtained or satisfied by CPHR and that are necessary for the execution and delivery by CPHR of this Agreement or any documents to be executed and delivered by CPHR in connection therewith have been, or prior to the Closing Date will be, obtained and satisfied.

         (r) NO BROKERS. No broker or finder has acted for CPHR in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commissions in respect of such transactions based upon agreements, arrangements, or understandings made by or on behalf of CPHR.

         (s) DISCLOSURE. The information concerning CPHR set forth in this Agreement, the exhibits and schedules hereto, and any document, statement or certificate furnished or to be furnished in connection herewith does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading.

         (t) TAX TREATMENT. Neither CPHR nor, to the knowledge of CPHR, any of its Affiliates has taken or agreed to take action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368 of the Tax Code.

         (u) ABSENCE OF LIABILITIES. Except as set forth on CPHR's audited balance sheet CPHR does not have any liability or obligation, secured or unsecured, whether accrued, absolute, contingent, unasserted or otherwise, that exceeds an aggregate of $1,000.

SECTION 6. GDHC'S, ACQUISITION SUB'S REPRESENTATIONS AND WARRANTIES. Each of GDHC, and Acquisition Sub represents and warrants to CPHR and the surviving corporation that the statements contained in this Section are true and correct as of the Effective Date and will be true and correct as of the Closing Date, as set forth herein and in the disclosure schedule delivered by GDHC, Acquisition Sub to CPHR (the "GDHC SCHEDULE"), arranged in sections corresponding to the paragraphs in this Section to the extent that it is reasonably apparent from a reading of the disclosure that it also qualifies or applies to such other paragraphs.

         (a) ORGANIZATION.

               (ii) GDHC is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority and possesses all necessary governmental approvals necessary to own, lease and operate its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby and thereby. GDHC is duly qualified to do business and is in good standing in all jurisdictions in which its ownership of property or the character of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have an Adverse Effect. Certified copies of its Articles of Incorporation and Bylaws, as amended to date, have been made available to CPHR, are complete and correct, and no amendments have been made thereto or have been authorized since the date thereof. GDHC is not in violation of any of the provisions of its Articles of Incorporation or Bylaws.

               (iii) Acquisition Sub is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority and possesses all necessary governmental approvals necessary to own, lease and operate its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby and thereby. Certified copies of its Certificate of Incorporation and Bylaws have been made available to CPHR, are complete and correct, and no amendments have been made thereto or have been authorized since the date thereof. Acquisition Sub is not in violation of any of the provisions of its Certificate of Incorporation or Bylaws.

         (b) CAPITALIZATION.

               (i) GDHC's authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

               (ii) There are 11,384,407 shares of common stock issued and outstanding of GDHC, and no preferred stock is issued and outstanding, and no shares of common stock of GDHC are held in the treasury of GDHC. All of the issued and outstanding shares of common stock of GDHC were duly and validly issued and fully paid, are non-assessable and free of preemptive rights, and were issued in compliance with all applicable state and federal securities laws.

               (iii) Except as provided in the GDHC Schedule, there are no outstanding (A) options, warrants, or other rights to purchase from GDHC any capital stock of GDHC or Acquisition Sub; (B) debt securities or instruments convertible into or exchangeable for shares of such stock; or (C) commitments of any kind for the issuance of additional shares of capital stock or options, warrants or other securities of GDHC or Acquisition Sub.

               (iv)  GDHC  owns  all  of  the   outstanding   capital  stock  of
Acquisition Sub, free and clear of all liens or other encumbrances.

         (c) NO SUBSIDIARIES. Except for Acquisition Sub and as provided in the GDHC Schedule, GDHC does not own any capital stock or other equity interest in any corporation, partnership, joint venture or other entity.

         (d) AUTHORIZATION. Each of GDHC and Acquisition Sub has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by GDHC and Acquisition Sub and the consummation by GDHC and Acquisition Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by GDHC or Acquisition Sub, respectively, and no other corporate proceedings on the part of GDHC or Acquisition Sub, respectively, and no stockholder vote or consent is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by GDHC and Acquisition Sub. This Agreement and all other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby to which GDHC or Acquisition Sub is a party constitute the valid and legally binding obligations of GDHC and Acquisition Sub, respectively, enforceable against GDHC and Acquisition Sub, respectively, in accordance with their terms, except as may be limited by principles of equity or applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors generally. The execution, delivery and performance by GDHC and Acquisition Sub of this Agreement and the agreements provided for herein, and the consummation by GDHC and Acquisition Sub of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time or both, violate the provisions of the Articles of Incorporation or Bylaws of GDHC, the Certificate of Incorporation or Bylaws of Acquisition Sub, or (i) violate any judgment, decree, order or award of any court, governmental body or arbitrator;
(ii) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of GDHC or Acquisition Sub pursuant to, any indenture, mortgage, deed of trust or other instrument or agreement to which GDHC or Acquisition Sub is a party or by which GDHC Acquisition Sub or any of their respective properties is or may be bound; or (iii) to GDHC's or Acquisition Sub's knowledge, violate the provisions of any law, rule or regulation applicable to GDHC or Acquisition Sub, except where such violation would not reasonably be expected to have an Adverse Effect.

         (e) NO CONFLICT. The execution and delivery of this Agreement by GDHC or Acquisition Sub does not require any consent or approval under, result in any breach of, any loss of any benefit under or constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any property or asset of GDHC or Acquisition Sub pursuant to any material agreement of GDHC or Acquisition Sub or other instrument or obligation of GDHC or Acquisition Sub .

         (f) ABSENCE OF LIABILITIES. Except as set forth on GDHC's balance sheet dated March 31, 2014, as set forth in GDHC's Quarterly Report on Form 10-Q for the period ended March 31, 2014, as filed with the SEC, GDHC does not have any liability or obligation, secured or unsecured, whether accrued, absolute, contingent, unasserted or otherwise, that exceeds an aggregate of $1,000. Acquisition Sub has no liabilities or obligations.

         (g) LITIGATION. Except as specified in the GDHC Schedule, there is no action, suit, legal or administrative proceeding or investigation pending or, to GDHC's knowledge, threatened against or involving GDHC or Acquisition Sub (either as a plaintiff or defendant) before any court or governmental agency, authority, body or arbitrator. There is not in existence on the date hereof any order, judgment or decree of any court, tribunal or agency to GDHC's knowledge enjoining or requiring GDHC or Acquisition Sub to take any action of any kind with respect to its business, assets or properties.

         (h) TAX MATTERS. Except as specified in the GDHC Schedule, GDHC has filed all federal, state and local tax returns and all tax returns for other governing bodies having jurisdiction to levy taxes upon it which are required to be filed. GDHC has paid all taxes, interest, penalties, assessments, and deficiencies which have become due, including without limitation income, franchise, real estate, and sales and withholding taxes. No examinations of the federal, state or local tax returns of GDHC are currently in progress nor threatened and no deficiencies have been asserted or to its knowledge assessed against GDHC as a result of any audit by the Internal Revenue Service or any state or local taxing authority and no such deficiency has been proposed or threatened.

         (i) BOOKS AND RECORDS. The general ledger and books of account of GDHC, all minute books of GDHC, all federal, state and local income, franchise, property and other tax returns filed by GDHC, all reports and filings with the SEC by GDHC, all of which have been made available to CPHR, are in all material respects complete and correct and have been maintained in accordance with good business practice and in accordance with all applicable procedures required by laws and regulations.

         (j) CONTRACTS AND COMMITMENTS. There are no material contracts to which GDHC is a party other than those specified in its filings with the SEC. Neither Acquisition Sub n is a party to any contract.

         (k) COMPLIANCE WITH LAWS. GDHC has all requisite licenses, permits and certificates, including environmental, health and safety permits, from federal, state and local authorities necessary to conduct its business as currently conducted and own and operate its assets, except where the failure to have such permits would not reasonably be expected to have an Adverse Effect. GDHC is not in violation of any federal, state or local law, regulation or ordinance (including, without limitation, laws, regulations or ordinances relating to building, zoning, environmental, disposal of hazardous waste, land use or similar matters) relating to its business or its properties.

         (l) EMPLOYEE BENEFIT PLANS. Except as disclosed in its filings with the SEC, GDHC has no (A) employee benefit plans as defined in ERISA Section 3(3),
(B) bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance or other similar employee benefit plans, or
(C) material unexpired severance agreements with any current or former employee of GDHC. With respect to such plans, individually and in the aggregate, no event has occurred and, to GDHC's knowledge, there exists no condition or set of circumstances in connection with which GDHC could be subject to any liability that is reasonably likely to have an Adverse Effect under ERISA, the Tax Code or any other applicable law.

         (m) INDEBTEDNESS TO AND FROM AFFILIATES. As of the Closing Date, GDHC is not indebted, directly or to its knowledge indirectly, to any officer, director or 10% stockholder of GDHC in any amount, and no such person is indebted to GDHC except for advances made to employees of GDHC in the ordinary course of business to meet reimbursable business expenses.

         (n) REGULATORY APPROVALS. All consents, approvals, authorizations or other requirements prescribed by any law, rule or regulation that must be obtained or satisfied by GDHC or Acquisition Sub and that are necessary for the execution and delivery by GDHC or Acquisition Sub of this Agreement or any documents to be executed and delivered by GDHC or Acquisition Sub in connection therewith have been obtained and satisfied.

         (o) NO BROKERS. No broker or finder has acted for GDHC or Acquisition Sub in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of GDHC or Acquisition Sub.

         (p) DISCLOSURE. The information concerning each of GDHC or Acquisition Sub set forth in its reports and filings with the SEC, this Agreement, the exhibits and schedules hereto, and any document, statement or certificate furnished or to be furnished in connection herewith (as applicable) does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading.

         (q) SEC FILINGS.

               (i) Except as disclosed on the GDHC Schedule, GDHC has filed all forms, reports and documents required to be filed with the SEC since it first became a public reporting company. At the time filed or, with respect to registration statements filed with the SEC under the Securities Act, as of the effective date thereof, all such filings (A) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (B) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such filings or necessary in order to make the statements in such filings, in the light of the circumstances under which they were made, not misleading.

               (ii) Each of the financial statements (including, in each case, any related notes) contained in GDHC's SEC filings complied as to form in all material respects with the applicable rules and regulations with respect thereto, was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly presented the financial position of GDHC as of the dates and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

         (r) TAX TREATMENT. Neither GDHC nor, to the Knowledge of GDHC, any of its Affiliates has taken or agreed to take action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368 of the Tax Code.

         (s) CERTIFICATES. The certificates representing the shares of GDHC to be delivered pursuant to this Agreement are subject to certain trading restrictions imposed by the Securities Act and applicable state securities or "blue sky" laws.

         (t) INVESTMENT COMPANY. GDHC is not, and is not an Affiliate of, and immediately following the Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

SECTION 7. COVENANTS OF GDHC.

         (a) CONDUCT OF BUSINESS OF GDHC. Except as contemplated by this Agreement, during the period from the date hereof to the Effective Time, GDHC will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization. Except as otherwise expressly provided in this Agreement or in the GDHC Disclosure Schedule, prior to the Effective Time, GDHC shall not, without the prior written consent of CPHR:

               (i) amend its Articles of Incorporation or Bylaws (or other similar governing instrument);

               (ii) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (except bank loans) or equity equivalents (including, without limitation, any stock options or stock appreciation rights;

               (iii) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

               (iv)  adopt  a  plan  of   complete   or   partial   liquidation,
dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of GDHC (other than the Merger);

               (v) (i) incur or assume any long-term or short-term debt or issue any debt securities; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person; (iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of GDHC; or (v) mortgage or pledge any of its material assets, or create or suffer to exist any material lien thereupon (other than tax Liens for taxes not yet due);

               (vi) except as contemplated in this Agreement and Asset Purchase Agreement, acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions (other than in the ordinary course of business);

               (vii) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

               (viii) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice; (iii) authorize any new capital expenditure or expenditures which, individually is in excess of $1,000 or, in the aggregate, are in excess of $5,000;

               (ix) make any tax election or settle or compromise any income tax liability material to GDHC;

               (x) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have an Adverse Effect on GDHC; or

               (xi) take, or agree in writing or otherwise to take, any of the actions described in SECTIONS 7(A)(I) THROUGH (XI) or any action which would make any of the representations or warranties of contained in this Agreement untrue or incorrect.

SECTION 8. COVENANTS OF CPHR.

         (a) CONDUCT OF BUSINESS OF CPHR. Except as contemplated by this Agreement, including as described in the CPHR Disclosure Schedule, during the period from the date hereof to the Effective Time, CPHR will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, and keep available the service of its current officers and employees. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in the CPHR Disclosure Schedule, prior to the Effective Time, CPHR shall not, without the prior written consent of GDHC:

               (i) adopt a plan of complete or partial liquidation, dissolution, merger consolidation, restructuring, recapitalization or other reorganization of CPHR (other than the Merger);

               (ii) (i) incur or assume any long-term or short-term debt or issue any debt securities; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person; (iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of CPHR; or (v) mortgage or pledge any of its material assets, or create or suffer to exist any material lien thereupon (other than tax Liens for taxes not yet due); or

               (iii) take, or agree in writing or otherwise to take, any action which would make any of the representations or warranties of the CPHR contained in this Agreement untrue or incorrect.

SECTION 9. OTHER COVENANTS AND AGREEMENTS OF THE PARTIES.

         (a) ACQUISITION SUB MEETING OF STOCKHOLDERS. Acquisition Sub shall take all action necessary, in accordance with the General Corporation Law of the State of Delaware, and its Certificate of Incorporation and Bylaws, to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as practicable, to consider and vote upon the adoption and approval of this Agreement and the transactions contemplated hereby.

         (b) CPHR MEETING OF SHAREHOLDERS. CPHR shall take all action necessary, in accordance with the General Corporation Law of the State of Colorado, and its Certificate of Incorporation and Bylaws, to obtain written consent of at least 80% of its shareholders, in lieu of a shareholder meeting to approve the adoption and approval of this Agreement and the transactions contemplated hereby.

         (c) GDHC COMMON STOCK. At the Effective Time, GDHC shall not have issued and outstanding more than 11,384,407 shares of GDHC Common Stock.

         (d) CPHR OWNERSHIP OF GDHC: As of the effective date of the Merger, the 10,421,120 shares of common stock of GDHC, owned by CPHR, shall be surrendered and deemed retired to treasury of GDHC.

         (e) ACCESS TO INFORMATION.

         Between the date hereof and the Effective Time, GDHC will give CPHR and its authorized representatives reasonable access to its facilities and to all books and records of itself, will permit CPHR to make such inspections as CPHR may reasonably require and will cause its officers to furnish CPHR with such financial and operating data and other information with respect to the business and properties of itself as CPHR may from time to time reasonably request. Each of the Parties hereto will hold and will cause its consultants and advisers to hold in confidence all documents and information furnished to it in connection with the transactions contemplated by this Agreement.

         (f) ADDITIONAL AGREEMENTS, REASONABLE EFFORTS. Subject to the terms and conditions herein provided, each of the Parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, (i) cooperating in the preparation of a Form 8-K to be filed with the SEC in connection with this Agreement, (ii) obtaining consents of all third parties and governmental entities necessary, proper or advisable for the consummation of the transactions contemplated by this Agreement; and (iii) the execution of any additional instruments necessary to consummate the transactions contemplated hereby.

         (g) PRESS RELEASES. CPHR and GDHC will consult with each other before issuing, and will provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or court process. The Parties agree that the initial press release or releases to be issued with respect to the transactions contemplated by this Agreement shall be mutually agreed upon prior to the issuance thereof.

         (h) OTHER FILINGS. At all times from and after the date hereto until the Effective Time, GDHC covenants and agrees to make all filings it is required to make pursuant to the Exchange Act on a timely basis.

SECTION 10. CPHR'S CONDITIONS TO THE MERGER. The obligation of CPHR to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by CPHR:

         (a) Each of the representations and warranties of GDHC and Acquisition Sub contained in this Agreement shall be true and correct as of the date of this Agreement, except to the extent that any changes, circumstances, or events making such representations and warranties not true or correct would not, individually or in the aggregate, constitute an Adverse Effect and at the Closing each of GDHC and Acquisition Sub shall have delivered to CPHR a certificate to that effect;

         (b) Any governmental or third party approvals required to effect the Merger shall have been obtained;

         (c) Each of GDHC and Acquisition Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time and at the Closing GDHC shall have delivered to CPHR a certificate to that effect;

         (d) From the date of this Agreement through the Effective Time, there shall not have occurred any change, circumstance or event concerning GDHC or Acquisition Sub that has had or could be reasonably likely to have an Adverse Effect;

         (e) GDHC shall have delivered to CPHR a complete and accurate GDHC Schedule and such schedule shall have been approved by CPHR;

         (f) The Asset Purchase Agreement shall have been entered into by GDHC and the third party;

         (g) The nominee of CPHR shall have been appointed as a member of the board of directors and as officers of GDHC;

         (h) CPHR shall have received a resolution from GDHC's Board of Directors, a resolution from its Series B Preferred stockholders (if applicable) and resolutions from its holder of GDHC Common Stock (if applicable) approving the Merger and authorizing the issuances of the shares of GDHC Common Stock hereto; and

         (i) The stockholders of Acquisition Sub and the stockholders of CPHR shall have approved the principal terms of this Agreement, the Merger and the transactions contemplated herein in accordance with applicable law and their Certificate of Incorporation and Bylaws.

SECTION 11. GDHC'S, ACQUISITION SUB'S CONDITIONS TO THE MERGER. The obligations of GDHC and Acquisition Sub to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by GDHC:

         (a) Each of the representations and warranties of CPHR contained in this Agreement shall be true and correct as of the date of this Agreement, except to the extent that any changes, circumstances or events making such representations and warranties not true or correct would not, individually or in the aggregate, constitute an Adverse Effect and at the Closing CPHR shall have delivered to GDHC a certificate to that effect;

         (b) CPHR shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time and at the Closing CPHR shall have delivered to GDHC a certificate to that effect;

         (c) From the date of this Agreement through the Effective Time, there shall not have occurred any change, circumstance, or event concerning CPHR that has had or could be reasonably likely to have an Adverse Effect;

         (d) CPHR shall have delivered to GDHC a complete and accurate CPHR Schedule and such schedule shall have been approved by GDHC;

         (e) CPHR shall have delivered to GDHC audited balance sheets of CPHR as of May 2, 2014, and the related statements of operations, changes in shareholders' equity and cash flows for the period from inception to May 2, 2014;

         (f) CPHR shall have delivered to GDHC an executed copy of the Lock-Up Agreement, duly executed by GDHC and each of the CPHR Original Holders; and

         (g) CPHR shall have delivered to GDHC an executed copy of the Employment Agreement, duly executed by CPHR.

SECTION 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS. All rights to indemnification by CPHR and GDHC existing in favor of each individual who is an officer or director of CPHR or GDHC of the date of this Agreement (each such individual, an "INDEMNIFIED PERSON") for his acts and omissions as a director or officer of CPHR or GDHC occurring prior to the Effective Time, as provided in CPHR's Certificate of Incorporation or Bylaws (as in effect as of the date of this Agreement) or GDHC's Articles of Incorporation or Bylaws (as in effect as of the date of this Agreement) shall survive the Merger and shall continue in full force and effect (to the fullest extent such rights to indemnification are available under and are consistent with applicable law) for a period of six years from the Closing Date.

SECTION 13. CONFIDENTIALITY. Each Party shall ensure that any nonpublic information provided to it by any other Party in confidence shall be treated as strictly confidential and that all such confidential information that each Party or any of its respective officers, directors, employees, attorneys, agents, investment bankers, or accountants may now possess or may hereinafter create or obtain relating to the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the other such parties, any affiliate thereof, or any customer or supplier thereof shall not be published, disclosed, or made accessible by any of them to any other person at any time or used by any of them, in each case without the prior written consent of the other Party; PROVIDED, HOWEVER, that the restrictions of this Section shall not apply (a) as may otherwise be required by law, (b) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (c) to the extent such information was in the public domain when received or thereafter enters the public domain other than because of disclosures by the receiving Party. Each such Party shall, and shall cause all of such other persons who received confidential information, from time to time to deliver to the disclosing party all tangible evidence of such confidential information to which the restrictions of this Section apply upon written request.

SECTION 14. TERMINATION

         (a) This Agreement may be terminated and abandoned at any time prior to the Effective Time of the Merger:

               (i) by mutual written consent of GDHC and CPHR;

               (ii) by either GDHC or CPHR if any governmental entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

               (iii) by either GDHC or CPHR, so long as such Party is not in breach hereunder, if the Merger shall not have been consummated on or before June 15, 2014 (other than as a result of the failure of the party seeking to terminate this Agreement to perform its obligations under this Agreement required to be performed at, or prior to, the Effective Time of the Merger, in which event such party may not terminate this Agreement pursuant to this provision for a period of ten days following such party's cure of such failure); PROVIDED, HOWEVER, that if either GDHC or CPHR requests an extension of the Closing after this date and the other Party consents in writing, then neither Party may terminate this Agreement under this provision until the expiration of such extension period;

               (iv) by GDHC, if there has been a material breach of this Agreement on the part of CPHR of its obligations hereunder or if any of its representations or warranties contained herein shall be materially inaccurate and such breach or inaccuracy is not curable or, if curable, is not cured within ten (10) days after written notice of such breach is given by GDHC to CPHR; or

               (v) by CPHR, if there has been a material breach of this Agreement on the part of GDHC of its obligations hereunder or if any of its representations or warranties contained herein shall be materially inaccurate and such breach or inaccuracy is not curable or, if curable, is not cured within ten (10) days after written notice of such breach is given by CPHR to GDHC.

         (b) In the event of termination of this Agreement by either CPHR or GDHC provided in this SECTION 14, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of GDHC or CPHR, other than the provisions of the last sentence of SECTION 13 and this SECTION
14. Nothing contained in this SECTION 14 shall relieve any Party for any breach of the representations, warranties, covenants or agreements set forth in this Agreement.

SECTION 15. MISCELLANEOUS.

         (a) SURVIVAL. The representations and warranties of the Parties will terminate at the Effective Time and only those covenants that by their terms survive the Effective Time shall survive the Effective Time. This Section 15 shall survive the Effective Time.

         (b) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party will issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties; PROVIDED, HOWEVER, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing requirement or trading agreement.

         (c) NO THIRD-PARTY BENEFICIARIES. This Agreement will not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

         (d) NOTICES. All notices required or permitted under this Agreement will be in writing and will be given by certified or regular mail or by any other reasonable means (including personal delivery, facsimile, or reputable express courier) to the Party to receive notice at the following addresses or at such other address as any Party may, by notice, direct:

         To GDHC &                  Golden Dragon Holding Co.
         Acquisition Sub:           CPHR Acquisition Corp.
                                    7609 Ralston Road
                                    Arvada, CO  80002

         With a copy to:            Michael A. Littman
         (which will not            Attorney at Law
         constitute notice)         7609 Ralston Road
                                    Arvada, CO  80002
                                    Fax number: (303) 431-1567

         To CPHR:                   CannaPharmaRX, Inc., a Colorado corporation
                                    7609 Ralston Road
                                    Arvada, CO  80002

         With a copy to:            Michael A. Littman
         (which will not            Attorney at Law
         constitute notice)         7609 Ralston Road
                                    Arvada, CO 80002
                                    Fax number: (303) 431-1567

All notices given by certified mail will be deemed as given on the delivery date shown on the return mail receipt, and all notices given in any other manner will be deemed as given when received.

         (e) WAIVER. The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising from this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the waiving Party, (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

         (f) FURTHER ASSURANCES. The Parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other Parties may reasonably request for the purpose of carrying out the intent of this Agreement and of the documents referred to in this Agreement.

         (g) SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties, which may be granted or withheld at the sole discretion of such other Parties. Any unauthorized assignment is void.

         (h) SEVERABILITY. Any provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

         (i) EXPENSES. Each Party will pay all fees and expenses (including, without limitation, legal and accounting fees and expenses) incurred by such Party in connection with the transactions contemplated by this Agreement.

         (j) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

         (k) COUNTERPARTS; SIGNATURES. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will be one and the same document. Facsimiles and electronic copies in portable document format ("PDF") containing original signatures shall be deemed for all purposes to be originally signed copies of the documents that are the subject of such facsimiles or PDF versions.

         (l) ENTIRE AGREEMENT. This Agreement, the schedules and exhibits hereto, and the agreements and instruments to be delivered by the Parties on Closing represent the entire understanding and agreement between the Parties and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings.

         (m) AMENDMENT. This Agreement may be amended by the Parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time. This Agreement may not be amended by the Parties hereto except by execution of an instrument in writing signed on behalf of each of GDHC, CPHR, and Acquisition Sub.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger as of the date first above written.

                                            GOLDEN DRAGON HOLDING CO.



                                            By:
                                            ------------------------------------
                                            Gary Herick
                                            Its: Chief Financial Officer

                                            CPHR ACQUISITION CORP.



                                            By:
                                            ------------------------------------
                                            Its: President




                                            CANNAPHARMARX, INC.



                                            By:
                                            ------------------------------------
                                            Name: Gary Herick
                                            Its: Chief Financial Officer

                                   SCHEDULE 1

                                   DEFINITIONS

         "ACCREDITED INVESTORS" has the meaning set forth in Rule 501(a) under the Securities Act.

         "ADVERSE EFFECT" means, with respect to each Party, any effect or change that would have a material adverse effect on the results of operations, financial condition, assets, properties or business of the party, taken as a whole, or on the ability of the Party to consummate timely the transactions contemplated hereby.

         "AFFILIATE" has the meaning set forth in Exchange Act Rule 12b-2.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

         "EFFECTIVE TIME" means the time of acceptance for recording of Articles of Merger effectuating the Merger by the Secretary of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware (but not earlier than the Closing Date) or at such later time that the parties hereto shall have agreed upon and designated in such filing in accordance with applicable law as the effective time of the Merger.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "GAAP" means United States generally accepted accounting principles as in effect from time to time, consistently applied.

         "KNOWLEDGE" means the actual knowledge of the executive officers of a Party, without independent investigation.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "SEC" means the Securities and Exchange Commission.